Exhibit 21.1
List of Subsidiaries of Pebblebrook Hotel Trust

	Name	State of Incorporation or Organization
1.	Pebblebrook Hotel, L.P.	Delaware
2.	Pebblebrook Hotel Lessee, Inc.	Delaware
3.	DC Hotel Trust	Maryland
4.	Tar Heel Owner LLC	Delaware
5.	Tar Heel Lessee LLC	Delaware
6.	Tar Heel Borrower LLC	Delaware
7.	Huskies Owner LLC	Delaware
8.	Huskies Lessee LLC	Delaware
9.	Orangemen Owner LLC	Delaware
10.	Orangemen Lessee LLC	Delaware
11.	Gator Owner LLC	Delaware
12.	Gator Lessee LLC	Delaware
13.	Jayhawk Owner LLC	Delaware
14.	Jayhawk Lessee LLC	Delaware
15.	Blue Devils Owner LLC	Delaware
16.	Blue Devils Lessee LLC	Delaware
17.	Wildcats Owner LLC	Delaware
18.	Wildcats Lessee LLC	Delaware
19.	Terrapins Owner LLC	Delaware
20.	Skamania Lodge Furnishings LLC	Delaware
21.	Terrapins Lessee LLC	Delaware
22.	Spartans Owner LLC	Delaware
23.	Spartans Lessee LLC	Delaware
24.	South 17th Street OwnerCo Mezzanine, L.P.	Delaware
25.	South 17th Street OwnerCo, L.P.	Delaware
26.	South 17th Street LeaseCo LLC	Delaware
27.	South 17th Street LeaseCo Mezzanine LLC	Delaware
28.	Bruins Owner LLC	Delaware
29.	Bruins Hotel Owner LP	Delaware
30.	Bruins Lessee LLC	Delaware
31.	Running Rebels Owner LLC	Delaware
32.	Running Rebels Lessee LLC	Delaware
33.	Wolverines Owner LLC	Delaware
34.	Wolverines Lessee LLC	Delaware
35.	Hoosiers Owner LLC	Delaware
36.	Hoosiers Lessee LLC	Delaware
37.	Razorbacks Owner LLC	Delaware
38.	Razorbacks Lessee LLC	Delaware
39.	Cardinals Owner LLC	Delaware
40.	Cardinals Lessee LLC	Delaware
41.	Hoyas Owner LLC	Delaware

42.	Hoyas Lessee LLC	Delaware
43.	Wolfpack Owner LLC	Delaware
44.	Wolfpack Lessee LLC	Delaware
45.	Golden Eagles Owner LLC	Delaware
46.	Golden Eagles Lessee LLC	Delaware
47.	Miners Owner LLC	Delaware
48.	Miners Hotel Owner LP	Delaware
49.	Miners Lessee LLC	Delaware
50.	Ramblers Owner LLC	Delaware
51.	Ramblers Hotel Owner LP	Delaware
52.	Ramblers Lessee LLC	Delaware
53.	Bearcats Owner LLC	Delaware
54.	Bearcats Hotel Owner LP	Delaware
55.	Bearcats Lessee LLC	Delaware
56.	Buckeyes Owner LLC	Delaware
57.	Buckeyes Hotel Owner LP	Delaware
58.	Buckeyes Lessee LLC	Delaware
59.	Golden Bears Owner LLC	Delaware
60.	Golden Bears Lessee LLC	Delaware
61.	Dons Owner LLC	Delaware
62.	Dons Hotel Owner LP	Delaware
63.	Dons Lessee LLC	Delaware
64.	Crusaders Owner LLC	Delaware
65.	Crusaders Hotel Owner LP	Delaware
66.	Crusaders Lessee LLC	Delaware
67.	Beavers Owner LLC	Delaware
68.	Beavers Lessee LLC	Delaware
69.	Menudo Owner LLC	Delaware
70.	Menudo Lessee LLC	Delaware
71.	RHCP Owner LLC	Delaware
72.	RHCP Hotel Owner LP	Delaware
73.	RHCP Lessee LLC	Delaware
74.	Flatts Owner LLC	Delaware
75.	Flatts Lessee LLC	Delaware
76.	NKOTB Owner LLC	Delaware
77.	NKOTB Lessee LLC	Delaware
78.	Hazel Owner LLC	Delaware
79.	Hazel Lessee LLC	Delaware
80.	Creedence Owner LLC	Delaware
81.	Creedence Hotel Owner LP	Delaware
82.	Creedence Lessee LLC	Delaware
83.	Portland Hotel Trust	Maryland
84.	371 Seventh Avenue Co. LLC	Delaware
85.	371 Seventh Avenue Co. Lessee LLC	Delaware
86.	150 East 34th Street Co. LLC	Delaware
87.	150 East 34th Street Co. Lessee LLC	Delaware